Income Taxes - Summary of Income Tax Expense Components (Detail) - USD ($) $ in Thousands	12 Months Ended
	Dec. 31, 2020	Dec. 31, 2019	Dec. 31, 2018
Current income tax expense:
U.S. Federal	$ 1,424	$ 1,035	$ (1,608)
Foreign	(4,440)	(8,235)	(14,210)
Total current income tax expense	(3,016)	(7,200)	(15,818)
Deferred income tax expense:
U.S. Federal	2,653
Foreign	21,801	12,425	8,749
Total deferred income tax expense	24,454	12,425	8,749
Income tax benefit / (expense)	$ 21,438	$ 5,225	$ (7,069)